Exhibit 10.1

CHANGE ORDER FORM
N2 Supply for High Pressure Tightness Test During Commissioning and Startup

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00048 DATE OF CHANGE ORDER: July 12, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree that, in lieu of using plant air for the leak test and purging the pipe with low pressure nitrogen currently on Site, Bechtel will use high pressure nitrogen during system leak testing for pre-commissioning and startup.

2.	The overall cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00047)	$216,786,679
The Contract Price prior to this Change Order was	$4,116,786,679
The Contract Price will be (increased) by this Change Order in the amount of	$672,708
The new Contract Price including this Change Order will be	$4,117,459,387

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 8, 2016	July 12, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM
Train 2 N2 Dryout

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00050 DATE OF CHANGE ORDER: July 29, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree that in lieu of using defrost gas, Bechtel will use nitrogen provided by SPL to perform dryout of cryogenic piping and equipment on Subproject 2.

2.	The overall cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00049)	$220,459,387
The Contract Price prior to this Change Order was	$4,120,459,387
The Contract Price will be (increased) by this Change Order in the amount of	$164,564
The new Contract Price including this Change Order will be	$4,120,623,951

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 16, 2016	July 29, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM
Six-Day Work Week for Insulation Scope — Subproject 2

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00051 DATE OF CHANGE ORDER: August 9, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree that Bechtel will work a six-day work week to advance insulation work on Subproject 2 to accommodate the planned shutdown for flare modification work.

2.	The overall cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00050)	$220,623,951
The Contract Price prior to this Change Order was	$4,120,623,951
The Contract Price will be (increased) by this Change Order in the amount of	$841,445
The new Contract Price including this Change Order will be	$4,121,465,396

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
August 18, 2016	August 9, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Process Flares Modification Provisional Sum

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00052 DATE OF CHANGE ORDER: September 1, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, the Parties agree Contractor will perform the process flares modification services as described in Exhibit A of this Change Order (“Provisional Sum Process Flare Modification Work”), which is hereby executed on a provisional sum basis and valued at *** U.S. Dollars (U.S.$***). In connection with this Change Order, Owner and Contractor are also entering into change order 00029 for the lump sum turnkey agreement for the engineering, procurement and construction of the Sabine Pass LNG Stage 2 Liquefaction Facility by and between Owner and Contractor, dated December 20, 2012, wherein Contractor will perform the remaining portion of the flare modification activities on a lump sum basis (“Lump Sum Process Flare Modification Work”, together with Lump Sum Process Flare Modification Work, the “Process Flare Modification Work”).

The Parties agree that it is their intent that Substantial Completion for Subproject 2 will be achieved prior to Contractor’s obligation to commence the Provisional Sum Process Flare Modification Work. However, in its sole discretion, Contractor may commence the Provisional Sum Process Flare Modification Work prior to Substantial Completion of Subproject 2, and the Parties agree any such work will not be a requirement to achieve Substantial Completion of Subproject 2.

2.	Contractor shall be entitled to, and Owner agrees to pay, an early completion bonus as follows:

If Contractor successfully completes the portion of the Process Flare Modification Work that begins with Owner’s notification to Contractor that the process flares are isolated and available for modification and ending upon Contractor’s notification to Owner that the process flares outage activities are complete (“Flare Work Period”) in no greater than twenty-six (26) Days, Contractor shall also be entitled to *** U.S. Dollars (U.S.$***). In addition, for each Day that Contractor successfully completes such Process Flare Modification Work prior to the end of such twenty-six (26) Day period, Contractor shall also earn *** U.S. Dollars (U.S.$***), provided that the maximum amount payable pursuant to this Section 2 shall be *** U.S. Dollars (U.S.$***).

3.	Article 2 of Attachment EE, Schedule EE-2 will be amended to add the below Article 2.7 which shall state the following:

2.7 Process Flares Modification Provisional Sum

The Aggregate Provisional Sum contains a Provisional Sum of *** U.S. Dollars (U.S.$***) (“Process Flares Modification Provisional Sum”) for the performance of the Provisional Sum Process Flare Modification Work. If the actual cost incurred by Contractor for the Provisional Sum Process Flare Modification Work is less than the Process Flares Modification Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference plus *** percent (***%) of such difference; provided, however, the addition of such *** percent (***%) of such difference shall not apply with respect to Contractor’s direct labor component of the under-run. If the actual cost incurred by Contractor for the Provisional Sum Process Flare Modification Work is greater than the Process Flares Modification Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference plus *** percent (***%) of such difference; provided, however, the addition of such *** percent (***%) of such difference shall not apply with respect to Contractor’s direct labor component of the over-run. Contractor’s direct labor for the Provisional Sum Process Flare Modification Work will be billed in accordance with Schedule D-5, Attachment D of the Agreement.

4.	The following definition will be added to the Article 1.1 of Agreement:

a.	“Process Flares Modification Provisional Sum” has the meaning set forth in Attachment EE.

5.	The definition of “Provisional Sum” in Article 1.1 of the Agreement is hereby deleted and replaced with the following:

“Provisional Sum” means, collectively or individually, the Louisiana Sales and Use Tax Provisional Sum, the Insurance Provisional Sum, the Operating Spare Part Provisional Sum, the Soils Preparation Provisional Sum, the Existing Facility Labor Provisional Sum, the Heavies Removal Unit Provisional Sum, the Currency Provisional Sum, the Fuel Provisional Sum, and the Process Flares Modification Provisional Sum.

6.	The second sentence in Article 7.1 is hereby deleted and replaced with the following:

a.
The Contract Price is subject to adjustment only by Change Order as provided in Article 6, and includes all Taxes payable by Contractor and its Subcontractors and Sub-subcontractors in connection with the Work, the Louisiana Sales and Use Tax Provisional Sum, the Insurance Provisional Sum, the Operating Spare Part Provisional Sum, the Soils Preparation Provisional Sum, the Existing Facility Labor Provisional Sum, the Heavies Removal Unit Provisional Sum, the Currency Provisional Sum, the Fuel Provisional Sum, and the Process Flares Modification Provisional Sum and all costs, charges, and expenses of whatever nature necessary for performance of the Work.

7.
The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Two Hundred Sixty Two Million Eighty One Thousand Seven Hundred Seventy Seven U.S. Dollars (U.S.$262,081,777). This Change Order will increase the Aggregate Provisional Sum amount by *** U.S. Dollars (U.S.$***) and the new Aggregate Provisional Sum value shall be *** U.S. Dollars (U.S.$***).

8.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$3,900,000,000
Net change by previously authorized Change Orders (#0001-00051)		$221,465,396
The Contract Price prior to this Change Order was		$4,121,465,396
The Contract Price will be (increased) by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
September 16, 2016	September 2, 2016
Date of Signing	Date of Signing